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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                   May 8, 2003
                Date of Report (Date of earliest event reported)

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                               ZymoGenetics, Inc.
             (Exact name of registrant as specified in its charter)

       Washington                    0-33489                   91-1144498
(State or other Jurisdiction   (Commission File Number)       (IRS Employer
   of Incorporation)                                      Identification Number)

      1201 Eastlake Avenue East
       Seattle, Washington                                     98102-3702
(Address of principal executive offices)                       (Zip Code)

                                  206-442-6600
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



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Item 7. Financial Statements, Pro Forma Financial Information And Exhibits.

(c) Exhibits.

Exhibit 99.1 - Press Release dated May 8, 2003 of ZymoGenetics, Inc.

Item 9. Regulation FD Disclosure

     In accordance with the interim guidance of the Securities and Exchange Commission set forth in SEC Release No. 33-8216, ZymoGenetics, Inc. (the "Registrant") is furnishing the information required by Item 12 of Form 8-K under "Item 9 Regulation FD Disclosure" and information contained in this report (including exhibits hereto) shall not be deemed filed under the Securities and Exchange Commission's rules and regulations and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

     On May 8, 2003, the Registrant issued a press release announcing its results of operations and financial condition for the three months ended March 31, 2003. The full text of the press release is set forth in Exhibit 99.1 attached hereto. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     ZYMOGENETICS, INC.

Date: May 8, 2003                            By:  /s/  JAMES A. JOHNSON
                                                -------------------------------
                                            Name:  James A. Johnson
                                           Title:  Senior Vice President, and
                                                   Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit
Number      Document Description
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99.1        Press release dated May 8, 2003 of ZymoGenetics, Inc.








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